Exhibit 10.3

MasterCraft
FY2014 Management Incentive Plan

Total Bonus Pool = $860,101
Minimum EBITDA must be achieved before any Bonus payouts are made
Pool Distribution (see attached Total Comp worksheet):
KPOs and associated payouts per attached worksheets; KPOs are paid out based on attainment of individual KPOs and do not scale with EBITDA.
EBITDA and Cash Flow are calculated after total bonus (Plan is self funding)

EBITDA Metric
EBITDA = EBITDA as defined per BOD
Minimum EBITDA = $ 12,189,000
Target EBITDA = $ 14,340,000
Payout percentages per schedule below, with interim amounts interpolated on a straight-line basis
Above Target payout percentages based on ratio per schedule between "Target" and "High", interpolated on a straight-line basis up to a maximum payout of 200%

Cash Flow Metric
CASH FLOW = cash flow before financing activities
Minimum CF = $ 7,657,650
Target CF = $ 9,009,000
Payout percentages per schedule below, with interim amounts interpolated on a straight-line basis
Above Target payout percentages based on ratio per schedule between "Target" and "High", interpolated on a straight-line basis up to a maximum payout of 200%

EBITDA

	EBITDA	% of EBITDA Target	EBITDA before EBITDA bonus	Bonus	Bonus Award %	Incremental Bonus $$	Incremental Bonus/Increment at EBITDA
Minimum	$ 12,189,000	85.0%	$ 12,339,518	$ 150,518	50.0%	$ (150,518)	
	$ 12,859,109	89.7%	$ 13,056,518	$ 197,409	65.6%	$ (103,626)	6.54%
	$ 13,529,217	94.3%	$ 13,773,518	$ 244,300	81.2%	$ (56,735)	6.54%
Target	$ 14,340,000	100.0%	$ 14,641,035	$ 301,035	100.0%	$ -	6.54%
	$ 16,633,698	116.0%	$ 17,031,035	$ 397,337	132.0%	$ 96,302	4.03%
	$ 18,927,396	132.0%	$ 19,421,035	$ 493,639	164.0%	$ 192,604	4.03%
High	$ 21,510,000	150.0%	$ 22,112,071	$ 602,071	200.0%	$ 301,035	4.03%
Actual	$ 21,573,231	150.4%	$ 22,175,302	$ 602,071	200.0%		

Cash Flow

	CF	% of CF Target	Bonus	Percent of Target	Incremental Bonus $$	Incremental Bonus/Incr. FCF
Minimum	$ 7,657,650	85.0%	$ 150,518	50.0%	$ (150,518)	
	$ 8,108,100	90.0%	$ 200,690	66.7%	$ (100,345)	11.14%
	$ 8,558,550	95.0%	$ 250,863	83.3%	$ (50,173)	11.14%
Target	$ 9,009,000	100.0%	$ 301,035	100.0%	$ -	11.14%
	$ 10,510,500	116.7%	$ 401,381	133.3%	$ 100,345	6.68%
	$ 12,012,000	133.3%	$ 501,726	166.7%	$ 200,690	6.68%
High	$ 13,513,500	150.0%	$ 602,071	200.0%	$ 301,035	6.68%
Actual	$ 20,136,000	223.5%	$ 602,071	200.0%		

Actual performance		
CF	20,136,000	<--Enter actual Cash Flow performance here
EBITDA before all bonus accrual	23,035,403	<--Enter actual EBITDA before all bonus accrual here
Actual KPO payout	258,030	
Actual CF payout	602,071	
	-	
EBITDA before EBITDA bonus	22,175,302	

Bonus $$$'s at Target	EBITDA	CF	KPOs		Total	Salary	Bonus %
McNew	$ 113,750	$ 113,750	$ 97,500	-	325,000	325,000	100.0%
Chittum	$ 36,750	$ 36,750	$ 31,500	-	105,000	210,000	50.0%
Oxley	$ 36,855	$ 36,855	$ 31,590	-	105,300	210,600	50.0%
Janosek	$ 17,763	$ 17,763	$ 15,225	-	50,750	145,000	35.0%
Ekern	$ 16,538	$ 16,538	$ 14,175	-	47,250	135,000	35.0%
Kirkland	$ 19,107	$ 19,107	$ 16,377	-	54,590	136,475	40.0%
Povlin	$ 28,000	$ 28,000	$ 24,000	-	80,000	160,000	50.0%
Nellis	$ 5,950	$ 5,950	$ 5,100	-	17,000	85,000	20.0%
Stanley	$ 17,574	$ 17,574	$ 15,063	-	50,211	125,528	40.0%
Franklin	$ 8,750	$ 8,750	$ 7,500	-	25,000	100,000	25.0%
Total 2014 Bonus Pool at Target	301,035	301,035	258,030	-	860,101	1,632,603	

KPO % Ach.
100.0%
100.0%
100.0%
100.0%
100.0%
100.0%
100.0%
100.0%
100.0%
70.0%

Actual					
EBITDA	CF	KPOs	QC	Total	% of Target
$ 227,500	227,500	97,500	-	$ 552,500	170.0%
$ 73,500	73,500	31,500	-	$ 178,500	170.0%
$ 73,710	73,710	31,590	-	$ 179,010	170.0%
$ 35,525	35,525	15,225	-	$ 86,275	170.0%
$ 33,075	33,075	14,175	-	$ 80,325	170.0%
$ 38,213	38,213	16,377	-	$ 92,803	170.0%
$ 56,000	56,000	24,000	-	$ 136,000	170.0%
$ 11,900	11,900	5,100	-	$ 28,900	170.0%
$ 35,148	35,148	15,063	-	$ 85,359	170.0%
$ 17,500	17,500	5,250	-	$ 40,250	161.0%
602,071	602,071	255,780	-	$ 1,459,922	169.7%

Total Bonus Pool (incl. KPOs and QC) -- EBITDA vs. CF

		EBITDA						
		12,189,000	12,859,109	13,529,217	14,340,000	16,633,698	18,927,396	21,510,000
Cash Flow	7,657,650	559,066	605,957	652,848	709,583	805,885	902,187	1,010,619
	8,108,100	609,238	656,130	703,021	759,756	856,058	952,360	1,060,791
	8,558,550	659,411	706,302	753,194	809,929	906,230	1,002,532	1,110,964
	9,009,000	709,583	756,475	803,366	860,101	956,403	1,052,705	1,161,137
	10,510,500	809,929	856,820	903,711	960,446	1,056,748	1,153,050	1,261,482
	12,012,000	910,274	957,165	1,004,056	1,060,791	1,157,093	1,253,395	1,361,827
	13,513,500	1,010,619	1,057,510	1,104,402	1,161,137	1,257,438	1,353,740	1,462,172

Represents payout at cut-in (assuming full KPO attainment)

Represents max payout ----> 170.0%

confidential
Michelle Purdy
Latham & Watkins
Jun 19, 2015 23:56
confidential
Michelle Purdy
Latham & Watkins
Jun 19, 2015 23:56